UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         April 21, 2005
Date of report (Date of earliest event reported)

Gevity HR, Inc.
(Exact name of registrant as specified in charter)

Florida (State or other jurisdiction of incorporation)	0-22701 (Commission File Number)	65-0735612 (IRS Employer Identification No.)

600 301 Boulevard West
Bradenton, Florida 34205
(Address of principal executive offices / Zip Code)

(941) 741-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.(17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act. (17CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act. (17CFR240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

        On April 21, 2005, Gevity HR, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2005, a copy of which is furnished herewith as Exhibit 99.1.

        The information in this Item 2.02 and the Exhibit furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01      Financial Statements and Exhibits

    (c)        Exhibits.

Exhibit No.	Description

99.1	Press Release of Gevity HR, Inc. dated April 21, 2005, related to its first quarter 2005 earnings.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC. (Registrant)
Date: April 21, 2005	By: /s/ Peter C. Grabowski
Peter C. Grabowski Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Gevity HR, Inc. dated April 21, 2005, related to its first quarter 2005 earnings.